Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of B&G Foods, Inc. (the “Company”) on Form 10-Q for the period ending September 27, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David L. Wenner, Chief Executive Officer of the Company, and I, Robert C. Cantwell, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)                                 The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                 The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David L. Wenner
David L. Wenner
Chief Executive Officer
October 23, 2014

/s/ Robert C. Cantwell
Robert C. Cantwell
Chief Financial Officer
October 23, 2014

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.